Exhibit 99.2

Supplemental Financial Information

Third Quarter 2021

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Senior Health segment - financial results, financial analysis, and key statistics	13
Corporate & Other Distributed Products segment - financial results	14
Investment portfolio	15-17
Five-year historical key statistics	18

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2020.

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Preface	PRIMERICA, INC. Financial Supplement

Third Quarter 2021

This document is a financial supplement to our third quarter 2021 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains/losses, including credit impairments, mark-to-market (MTM) investment adjustments, transaction-related expenses associated with the purchase of 80% of e-TeleQuote Insurance, Inc. and subsidiaries (collectively, “e-TeleQuote”), as well as adjustments to share-based compensation expense for shares exchanged in the business combination.  We exclude realized investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated the Company's insurance operations.  We exclude e-TeleQuote transaction-related expenses in our non-GAAP financial measures as such expenses are non-recurring items that will cause incomparability between period-over-period results.  We exclude adjustments to share-based compensation expense for shares exchanged in the business combination to eliminate period-over-period fluctuations that may obscure comparisons of operating results primarily due to the volatility of changes in the fair value of shares prior to the dates they can ultimately be redeemed. Adjusted operating income before income taxes and adjusted net operating income exclude income attributable to the noncontrolling interest to present only the income that is attributable to stockholders of the Company.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,730,715	$2,626,043	$2,805,065	$2,861,883	$3,096,703	$3,133,860	$3,431,825	$3,056,395
Securities held to maturity	1,184,370	1,237,270	1,278,580	1,323,740	1,346,350	1,362,210	1,368,740	1,376,090
Total investments and cash	3,915,085	3,863,313	4,083,645	4,185,623	4,443,053	4,496,070	4,800,565	4,432,485
Due from reinsurers	4,169,823	4,132,897	4,217,129	4,229,088	4,273,904	4,345,483	4,239,510	4,278,322
Deferred policy acquisition costs	2,325,750	2,346,656	2,434,462	2,532,409	2,629,644	2,712,169	2,808,347	2,877,921
Goodwill	—	—	—	—	—	—	—	224,180
Other assets	792,129	799,123	851,660	885,083	899,165	921,236	925,621	1,330,620
Separate account assets	2,485,745	2,128,924	2,377,654	2,468,328	2,659,520	2,638,901	2,745,827	2,672,606
Total assets	$13,688,532	$13,270,912	$13,964,550	$14,300,532	$14,905,286	$15,113,858	$15,519,871	$15,816,135

Liabilities:
Future policy benefits	$6,446,569	$6,472,397	$6,567,169	$6,664,061	$6,790,557	$6,885,115	$6,984,272	$7,057,599
Other policy liabilities	744,087	737,435	855,083	911,454	984,612	1,020,349	977,373	1,054,925
Income taxes	209,221	208,357	265,369	216,639	223,496	235,233	204,197	260,264
Other liabilities	563,931	554,014	574,426	573,254	618,874	633,719	641,025	668,643
Debt obligations	374,037	374,131	374,226	374,320	374,415	374,511	499,606	514,702
Surplus note	1,183,728	1,236,644	1,277,970	1,323,146	1,345,772	1,361,648	1,368,194	1,375,559
Payable under securities lending	28,723	28,896	29,973	48,883	72,154	87,190	80,613	105,264
Separate account liabilities	2,485,745	2,128,924	2,377,654	2,468,328	2,659,520	2,638,901	2,745,827	2,672,606
Total liabilities	12,036,041	11,740,798	12,321,870	12,580,086	13,069,401	13,236,666	13,501,107	13,709,563

Redeemable noncontrolling interest	—	—	—	—	—	—	—	7,631

Stockholders’ equity:
Common stock ($0.01 par value) (1)	412	405	397	394	393	394	394	395
Paid-in capital	(0)	(0)	(0)	(0)	(0)	8,138	12,880	17,454
Retained earnings	1,593,281	1,565,803	1,569,689	1,629,114	1,705,786	1,785,037	1,894,539	1,988,324
Treasury stock	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	64,564	(1,318)	93,726	105,758	128,128	77,053	96,990	84,701
Cumulative translation adjustment	(5,765)	(34,776)	(21,132)	(14,820)	1,578	6,570	13,960	8,068
Total stockholders’ equity (2)	1,652,492	1,530,114	1,642,680	1,720,446	1,835,885	1,877,192	2,018,764	2,098,941
Total liabilities and stockholders' equity	$13,688,532	$13,270,912	$13,964,550	$14,300,532	$14,905,286	$15,113,858	$15,519,871	$15,816,135

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,652,492	$1,530,114	$1,642,680	$1,720,446	$1,835,885	$1,877,192	$2,018,764	$2,098,941
Less: Net unrealized gains (losses)	64,564	(1,318)	93,726	105,758	128,128	77,053	96,990	84,701
Adjusted stockholders’ equity	$1,587,928	$1,531,431	$1,548,954	$1,614,688	$1,707,757	$1,800,139	$1,921,774	$2,014,241

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,541,436	$1,587,928	$1,531,431	$1,548,954	$1,614,688	$1,707,757	$1,800,139	$1,921,774
Net Income attributable to Primerica, Inc.	93,557	72,469	101,510	112,101	100,084	97,872	128,162	112,456
Shareholder dividends	(14,162)	(16,530)	(16,083)	(15,882)	(15,851)	(18,620)	(18,660)	(18,671)
Retirement of shares and warrants	(44,137)	(95,676)	(86,513)	(41,556)	(13,426)	(5,966)	(521)	(88)
Net foreign currency translation adjustment	6,500	(29,011)	13,645	6,312	16,398	4,992	7,390	(5,892)
Other, net	4,734	12,252	4,964	4,759	5,864	14,105	5,264	4,662
Balance, end of period	$1,587,928	$1,531,431	$1,548,954	$1,614,688	$1,707,757	$1,800,139	$1,921,774	$2,014,241

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,281,560	$2,325,750	$2,346,656	$2,434,462	$2,532,409	$2,629,644	$2,712,169	$2,808,347
General expenses deferred	8,608	9,726	9,205	9,702	9,510	10,558	10,055	9,248
Commission costs deferred	97,538	104,793	120,967	130,719	128,084	134,188	136,085	129,287
Amortization of deferred policy acquisition costs	(67,279)	(70,311)	(53,177)	(47,491)	(53,342)	(66,105)	(54,286)	(62,214)
Foreign currency impact and other, net	5,322	(23,302)	10,812	5,017	12,984	3,884	4,324	(6,748)
Balance, end of period	$2,325,750	$2,346,656	$2,434,462	$2,532,409	$2,629,644	$2,712,169	$2,808,347	$2,877,921

(1)	Outstanding common shares exclude restricted stock units.
(2)	Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	$/# Change	% Change	YTD 2020	YTD 2021	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	41,131,200	40,131,877	39,587,978	39,420,628	39,455,948	39,530,691	39,560,786	(27,192)	-0.1%	40,281,146	39,516,193	(764,953)	-1.9%

Net income attributable to Primerica, Inc.	$72,469	$101,510	$112,101	$100,084	$97,872	$128,162	$112,456	$355	0.3%	$286,080	$338,489	$52,409	18.3%
Less income attributable to unvested participating securities	(310)	(437)	(493)	(433)	(417)	(525)	(458)	35	7.0%	(1,239)	(1,403)	(164)	-13.3%
Net income used in computing basic EPS	$72,159	$101,073	$111,608	$99,651	$97,455	$127,636	$111,997	$390	0.3%	$284,841	$337,086	$52,245	18.3%
Basic earnings per share	$1.75	$2.52	$2.82	$2.53	$2.47	$3.23	$2.83	$0.01	0.4%	$7.07	$8.53	$1.46	20.6%

Adjusted net operating income	$85,047	$98,480	$110,718	$97,339	$97,129	$129,355	$118,708	$7,990	7.2%	$294,245	$345,193	$50,948	17.3%
Less operating income attributable to unvested participating securities	(364)	(424)	(487)	(421)	(414)	(530)	(484)	3	0.6%	(1,274)	(1,431)	(157)	-12.3%
Adjusted net operating income used in computing basic operating EPS	$84,682	$98,056	$110,231	$96,918	$96,715	$128,825	$118,224	$7,993	7.3%	$292,971	$343,762	$50,791	17.3%
Basic adjusted operating income per share	$2.06	$2.44	$2.78	$2.46	$2.45	$3.26	$2.99	$0.20	7.3%	$7.27	$8.70	$1.43	19.6%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	41,131,200	40,131,877	39,587,978	39,420,628	39,455,948	39,530,691	39,560,786	(27,192)	-0.1%	40,281,146	39,516,193	(764,953)	-1.9%
Dilutive impact of contingently issuable shares	107,361	114,090	122,097	133,544	124,505	121,595	117,923	(4,174)	-3.4%	114,516	121,341	6,825	6.0%
Shares used to calculate diluted EPS	41,238,561	40,245,967	39,710,075	39,554,172	39,580,453	39,652,286	39,678,709	(31,366)	-0.1%	40,395,662	39,637,534	(758,128)	-1.9%

Net income attributable to Primerica, Inc.	$72,469	$101,510	$112,101	$100,084	$97,872	$128,162	$112,456	$355	0.3%	$286,080	$338,489	$52,409	18.3%
Less income attributable to unvested participating securities	(310)	(436)	(492)	(431)	(416)	(524)	(457)	35	7.0%	(1,236)	(1,399)	(164)	-13.2%
Net income used in computing diluted EPS	$72,159	$101,074	$111,609	$99,652	$97,456	$127,638	$111,998	$390	0.3%	$284,844	$337,090	$52,245	18.3%
Diluted earnings per share	$1.75	$2.51	$2.81	$2.52	$2.46	$3.22	$2.82	$0.01	0.4%	$7.05	$8.50	$1.45	20.6%

Adjusted net operating income	$85,047	$98,480	$110,718	$97,339	$97,129	$129,355	$118,708	$7,990	7.2%	$294,245	$345,193	$50,948	17.3%
Less operating income attributable to unvested participating securities	(364)	(423)	(486)	(420)	(413)	(529)	(483)	3	0.6%	(1,271)	(1,427)	(156)	-12.3%
Adjusted net operating income used in computing diluted operating EPS	$84,683	$98,057	$110,232	$96,919	$96,717	$128,827	$118,225	$7,993	7.3%	$292,974	$343,766	$50,791	17.3%
Diluted adjusted operating income per share	$2.05	$2.44	$2.78	$2.45	$2.44	$3.25	$2.98	$0.20	7.3%	$7.25	$8.67	$1.42	19.6%

															YOY Q3							YOY YTD
	Q1 2020		Q2 2020		Q3 2020		Q4 2020		Q1 2021		Q2 2021		Q3 2021		$/# Change		% Change	YTD 2020		YTD 2021		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity (1)	$1,591,303		$1,586,397		$1,681,563		$1,778,166		$1,856,539		$1,947,978		$2,058,852		$377,289		22.4%	$1,619,754		$1,954,456		$334,702		20.7%
Average adjusted stockholders' equity (1)	$1,559,680		$1,540,193		$1,581,821		$1,661,222		$1,753,948		$1,860,956		$1,968,007		$386,186		24.4%	$1,560,564		$1,860,971		$300,406		19.2%

Net income attributable to Primerica, Inc. return on stockholders' equity	18.2%		25.6%		26.7%		22.5%		21.1%		26.3%		21.8%		-4.8%		nm	23.5%		23.1%		-0.5%		nm
Net income attributable to Primerica, Inc. return on adjusted stockholders' equity	18.6%		26.4%		28.3%		24.1%		22.3%		27.5%		22.9%		-5.5%		nm	24.4%		24.3%		-0.2%		nm

Adjusted net operating income return on adjusted stockholders' equity	21.8%		25.6%		28.0%		23.4%		22.2%		27.8%		24.1%		-3.9%		nm	25.1%		24.7%		-0.4%		nm

Capital Structure
Debt-to-capital (2)	19.6%		18.6%		17.9%		16.9%		16.6%		19.8%		19.7%		1.8%		nm	17.9%		19.7%		1.8%		nm
Debt-to-capital, excluding AOCI (2)	19.3%		19.2%		18.7%		18.0%		17.3%		20.8%		20.4%		1.7%		nm	18.7%		20.4%		1.7%		nm

Cash and invested assets to stockholders' equity	2.5	x	2.5	x	2.4	x	2.4	x	2.4	x	2.4	x	2.1	x	(0.3	x)	nm	2.4	x	2.1	x	(0.3	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.5	x	2.6	x	2.6	x	2.6	x	2.5	x	2.5	x	2.2	x	(0.4	x)	nm	2.6	x	2.2	x	(0.4	x)	nm

Share count, end of period (3)	40,459,767		39,667,002		39,374,259		39,305,902		39,414,085		39,443,561		39,470,748		96,489		0.2%	39,374,259		39,470,748		96,489		0.2%
Adjusted stockholders' equity per share	$37.85		$39.05		$41.01		$43.45		$45.67		$48.72		$51.03		$10.02		24.4%	$41.01		$51.03		$10.02		24.4%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1		A1		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity
(2)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(3)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$702,637	$717,088	$736,606	$750,818	$762,227	$780,299	$296,622	$48,672	6.6%	$2,156,331	$2,327,804	$171,473	8.0%
Ceded premiums	(386,825)	(402,549)	(393,716)	(397,676)	(395,973)	(413,850)	(168,501)	(7,579)	-1.9%	(1,183,090)	(1,211,117)	(28,027)	-2.4%
Net premiums	315,813	314,539	342,890	353,142	366,254	366,450	128,121	41,093	12.0%	973,241	1,116,687	143,446	14.7%
Net investment income	15,420	22,710	22,953	22,731	20,052	20,535	834	(2,953)	-12.9%	61,083	60,588	(495)	-0.8%
Commissions and fees:
Sales-based (1)	80,891	62,812	65,600	75,347	98,112	104,716	27,297	29,629	45.2%	209,304	298,057	88,753	42.4%
Asset-based (2)	81,395	78,146	86,695	93,669	101,241	108,490	12,217	26,863	31.0%	246,235	323,288	77,053	31.3%
Account-based (3)	20,204	20,478	21,008	21,351	21,120	21,848	(260)	448	2.1%	61,690	64,424	2,734	4.4%
Other commissions and fees	7,579	10,352	11,999	13,746	13,571	15,635	3,636	27,555	nm	29,930	68,759	38,829	129.7%
Realized investment (losses) gains	(10,030)	1,742	642	2,650	1,766	701	(205)	768	119.5%	(7,645)	3,876	11,522	nm
Other, net	13,665	15,036	16,674	15,695	15,595	16,313	10,903	1,377	8.3%	45,375	49,958	4,584	10.1%
Total revenues	524,936	525,815	568,460	598,330	637,711	654,687	182,544	124,780	22.0%	1,619,211	1,985,638	366,427	22.6%
Benefits and expenses:
Benefits and claims	134,813	139,646	160,166	180,945	183,789	168,347	183,425	23,259	14.5%	434,625	535,561	100,937	23.2%
Amortization of DAC	70,311	53,177	47,491	53,342	66,105	54,286	62,214	14,723	31.0%	170,979	182,604	11,625	6.8%
Insurance commissions	6,844	6,333	9,694	9,263	8,740	8,838	8,412	(1,281)	-13.2%	22,871	25,990	3,119	13.6%
Insurance expenses	48,709	43,753	46,109	49,546	48,766	48,579	51,901	5,792	12.6%	138,571	149,246	10,674	7.7%
Sales commissions:
Sales-based (1)	56,561	44,834	46,821	52,931	68,594	73,629	67,745	20,924	44.7%	148,217	209,969	61,752	41.7%
Asset-based (2)	36,323	35,673	39,349	43,227	46,866	50,488	53,233	13,884	35.3%	111,345	150,587	39,243	35.2%
Other sales commissions	3,723	4,985	5,779	6,430	6,434	7,185	8,290	2,510	43.4%	14,487	21,908	7,421	51.2%
Interest expense	7,192	7,200	7,221	7,225	7,145	7,141	7,529	307	4.3%	21,614	21,814	201	0.9%
Contract acquistion costs (4)	—	—	—	—	—	—	23,524	23,524	#DIV/0 !	—	23,524	23,524	#DIV/0 !
Other operating expenses	65,914	56,152	59,348	63,781	72,964	66,730	79,866	20,518	34.6%	181,414	219,559	38,145	21.0%
Total benefits and expenses	430,391	391,753	421,978	466,690	509,403	485,222	546,138	124,160	29.4%	1,244,122	1,540,763	296,642	23.8%
Income before income taxes	94,546	134,062	146,482	131,640	128,308	169,465	147,102	619	0.4%	375,090	444,875	69,785	18.6%
Income taxes	22,077	32,552	34,382	31,556	30,437	41,304	35,663	1,281	3.7%	89,010	107,403	18,393	20.7%
Net income	$72,469	$101,510	$112,101	$100,084	$97,872	$128,162	$111,439	$(662)	-0.6%	$286,080	$337,472	$51,392	18.0%
Net income attributable to noncontrolling interests	—	—	—	—	—	—	(1,017)	(1,017)	#DIV/0 !	—	(1,017)	(1,017)	#DIV/0 !
Net Income attributable to Primerica, Inc.	$72,469	$101,510	$112,101	$100,084	$97,872	$128,162	$112,456	$355	0.3%	$286,080	$338,489	$52,409	18.3%

Income Before Income Taxes by Segment
Term Life	$82,892	$94,903	$105,316	$89,440	$88,236	$116,778	$107,589	$2,273	2.2%	$283,111	$312,602	$29,491	10.4%
Investment & Savings Products	47,700	46,859	51,372	56,713	63,363	71,154	69,369	17,997	35.0%	145,931	203,886	57,954	39.7%
Senior Health	—	—	—	—	—	—	(8,489)	(8,489)	#DIV/0 !	—	(8,489)	(8,489)	#DIV/0 !
Corporate & Other Distributed Products	(36,046)	(7,700)	(10,206)	(14,514)	(23,290)	(18,467)	(21,367)	(11,161)	-109.4%	(53,952)	(63,124)	(9,172)	-17.0%
Income before income taxes	$94,546	$134,062	$146,482	$131,640	$128,308	$169,465	$147,102	$619	0.4%	$375,090	$444,875	$69,785	18.6%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.
(4)

Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire Senior Health product leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs

6 of 16

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$696,564	$711,188	$730,273	$745,559	$756,514	$774,500	$779,490	$49,217	6.7%	$2,138,024	$2,310,504	$172,479	8.1%
Less: Premiums ceded to IPO Coinsurers	260,076	257,529	254,938	253,039	249,944	246,874	241,439	(13,500)	-5.3%	772,543	738,257	(34,286)	-4.4%
Term Life adjusted direct premiums	$436,488	$453,659	$475,335	$492,520	$506,570	$527,626	$538,051	$62,716	13.2%	$1,365,482	$1,572,247	$206,765	15.1%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(385,232)	$(400,919)	$(392,004)	$(395,767)	$(394,550)	$(412,028)	$(399,835)	$(7,831)	-2.0%	$(1,178,155)	$(1,206,413)	$(28,259)	-2.4%
Less: Premiums ceded to IPO Coinsurers	(260,076)	(257,529)	(254,938)	(253,039)	(249,944)	(246,874)	(241,439)	13,500	5.3%	(772,543)	(738,257)	34,286	4.4%
Term Life other ceded premiums	$(125,156)	$(143,390)	$(137,066)	$(142,728)	$(144,606)	$(165,154)	$(158,397)	$(21,331)	-15.6%	$(405,612)	$(468,156)	$(62,545)	-15.4%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$15,420	$22,710	$22,953	$22,731	$20,052	$20,535	$20,000	$(2,953)	-12.9%	$61,083	$60,588	$(495)	-0.8%
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	(170)	(640)	nm	nm	(2,956)	(1,603)	nm	nm
Adjusted net investment income	$21,799	$20,451	$21,788	$21,771	$20,845	$20,705	$20,640	$(1,148)	-5.3%	$64,038	$62,191	$(1,847)	-2.9%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$65,914	$56,152	$59,348	$63,781	$72,964	$66,730	$79,866	$20,518	34.6%	$181,414	$219,559	$38,145	21.0%
Less: eTeleQuote transaction-related costs	—	—	—	—	—	2,109	10,027	nm	nm	—	12,136	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	—	—	—	—	(1,004)	nm	nm	—	(1,004)	nm	nm
Adjusted other operating expenses	$65,914	$56,152	$59,348	$63,781	$72,964	$64,620	$70,843	$11,496	19.4%	$181,414	$208,427	$27,014	14.9%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$524,936	$525,815	$568,460	$598,330	$637,711	$654,687	$693,240	$124,780	22.0%	$1,619,211	$1,985,638	$366,427	22.6%
Less: Realized investment gains/(losses)	(10,030)	1,742	642	2,650	1,766	701	1,410	nm	nm	(7,645)	3,876	nm	nm
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	(170)	(640)	nm	nm	(2,956)	(1,603)	nm	nm
Adjusted operating revenues	$541,346	$521,813	$566,653	$594,720	$636,738	$654,156	$692,470	$125,817	22.2%	$1,629,812	$1,983,365	$353,553	21.7%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$94,546	$134,062	$146,482	$131,640	$128,308	$169,465	$147,102	$619	0.4%	$375,090	$444,875	$69,785	18.6%
Less: Realized investment gains/(losses)	(10,030)	1,742	642	2,650	1,766	701	1,410	nm	nm	(7,645)	3,876	nm	nm
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	(170)	(640)	nm	nm	(2,956)	(1,603)	nm	nm
Less: eTeleQuote transaction-related costs	—	—	—	—	—	(2,109)	(10,027)	nm	nm	—	(12,136)	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	—	—	—	—	1,004	nm	nm	—	1,004	nm	nm
Less: Noncontrolling interest before income taxes	—	—	—	—	—	—	(1,465)	nm	nm	—	(1,465)	nm	nm
Adjusted operating income before income taxes	$110,955	$130,060	$144,676	$128,030	$127,335	$171,044	$156,819	$12,144	8.4%	$385,691	$455,198	$69,507	18.0%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$72,469	$101,510	$112,101	$100,084	$97,872	$128,162	$111,439	$(662)	-0.6%	$286,080	$337,472	$51,392	18.0%
Less: Realized investment gains/(losses)	(10,030)	1,742	642	2,650	1,766	701	1,410	nm	nm	(7,645)	3,876	nm	nm
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	(170)	(640)	nm	nm	(2,956)	(1,603)	nm	nm
Less: e-TeleQuote transaction-related costs	—	—	—	—	—	(2,109)	(10,027)	nm	nm	—	(12,136)	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	—	—	—	—	1,004	nm	nm	—	1,004	nm	nm
Less: Noncontrolling interest before income taxes	—	—	—	—	—	—	(1,465)	nm	nm	—	(1,465)	nm	nm
Less: Tax impact of reconciling items	3,832	(972)	(424)	(865)	(231)	385	2,449	nm	nm	2,436	2,602	nm	nm
Adjusted net operating income	$85,047	$98,480	$110,718	$97,339	$97,129	$129,355	$118,708	$7,990	7.2%	$294,245	$345,193	$50,948	17.3%

7 of 16

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Reconciliation from Senior Health Income Before Income Taxes to Senior Health Adjusted Operating Income Before Income Taxes
Income before income taxes	na	na	na	na	na	na	$(8,489)	na	na	na	$(8,489)	na	na
Less: e-TeleQuote transaction-related costs	na	na	na	na	na	na	(417)	na	na	na	(417)	na	na
Less: Noncontrolling interest	na	na	na	na	na	na	(1,465)	na	na	na	(1,465)	na	na
Adjusted operating income before income taxes	na	na	na	na	na	na	$(6,608)	na	na	na	$(6,608)	na	na

Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(36,046)	$(7,700)	$(10,206)	$(14,514)	$(23,290)	$(18,467)	$(21,367)	$(11,161)	-109.4%	$(53,952)	$(63,124)	$(9,172)	-17.0%
Less: Realized investment gains/(losses)	(10,030)	1,742	642	2,650	1,766	701	1,410	nm	nm	(7,645)	3,876	nm	nm
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	(170)	(640)	nm	nm	(2,956)	(1,603)	nm	nm
Less: e-TeleQuote transaction-related costs	—	—	—	—	—	(2,109)	(9,610)	nm	nm	—	(11,719)	nm	nm
Less: Equity comp for awards exchanged during acquistion	—	—	—	—	—	—	1,004	nm	nm	—	1,004	nm	nm
Adjusted operating income before income taxes	$(19,637)	$(11,702)	$(12,013)	$(18,124)	$(24,263)	$(16,888)	$(13,531)	$(1,518)	-12.6%	$(43,351)	$(54,682)	$(11,331)	-26.1%

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$696,564	$711,188	$730,273	$745,559	$756,514	$774,500	$779,490	$49,217	6.7%	$2,138,024	$2,310,504	$172,479	8.1%
Premiums ceded to IPO coinsurers (1)	(260,076)	(257,529)	(254,938)	(253,039)	(249,944)	(246,874)	(241,439)	13,500	5.3%	(772,543)	(738,257)	34,286	4.4%
Adjusted direct premiums (2)	436,488	453,659	475,335	492,520	506,570	527,626	538,051	62,716	13.2%	1,365,482	1,572,247	206,765	15.1%
Other ceded premiums (3)	(125,156)	(143,390)	(137,066)	(142,728)	(144,606)	(165,154)	(158,397)	(21,331)	-15.6%	(405,612)	(468,156)	(62,545)	-15.4%
Net premiums	311,332	310,269	338,269	349,792	361,964	362,472	379,654	41,386	12.2%	959,870	1,104,090	144,221	15.0%
Allocated net investment income	6,246	6,538	6,813	7,432	8,253	8,751	9,320	2,506	36.8%	19,598	26,324	6,726	34.3%
Other, net	10,168	11,426	12,717	11,768	11,810	12,315	12,476	(241)	-1.9%	34,311	36,601	2,290	6.7%
Revenues	327,747	328,233	357,799	368,992	382,028	383,537	401,450	43,651	12.2%	1,013,779	1,167,016	153,237	15.1%

Benefits and expenses:
Benefits and claims	128,563	135,409	156,209	173,767	178,963	162,488	179,696	23,487	15.0%	420,182	521,148	100,966	24.0%
Amortization of DAC	65,840	52,730	45,529	52,109	62,584	52,235	59,287	13,758	30.2%	164,099	174,106	10,007	6.1%
Insurance commissions	3,286	2,884	5,946	5,477	4,869	4,785	4,345	(1,601)	-26.9%	12,115	13,999	1,884	15.6%
Insurance expenses	47,165	42,306	44,800	48,199	47,375	47,252	50,534	5,734	12.8%	134,272	145,160	10,888	8.1%
Benefits and expenses	244,855	233,330	252,483	279,551	293,792	266,760	293,862	41,379	16.4%	730,668	854,414	123,746	16.9%
Income before income taxes	$82,892	$94,903	$105,316	$89,440	$88,236	$116,778	$107,589	$2,273	2.2%	$283,111	$312,602	$29,491	10.4%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$336,921	$352,353	$372,852	$388,303	$401,106	$420,865	$431,022	$58,170	15.6%	$1,062,125	$1,252,993	$190,868	18.0%
Pre-IPO direct premiums (5)	359,643	358,835	357,421	357,256	355,408	353,635	348,468	(8,953)	-2.5%	1,075,899	1,057,511	(18,389)	-1.7%
Total direct premiums	$696,564	$711,188	$730,273	$745,559	$756,514	$774,500	$779,490	$49,217	6.7%	$2,138,024	$2,310,504	$172,479	8.1%

Premiums ceded to IPO coinsurers	$260,076	$257,529	$254,938	$253,039	$249,944	$246,874	$241,439	$(13,500)	-5.3%	$772,543	$738,257	$(34,286)	-4.4%
% of Pre-IPO direct premiums	72.3%	71.8%	71.3%	70.8%	70.3%	69.8%	69.3%	nm	nm	71.8%	69.8%	nm	nm

Benefits and claims, net (6)	$253,719	$278,799	$293,275	$316,495	$323,569	$327,642	$338,093	$44,818	15.3%	$825,793	$989,304	$163,511	19.8%
% of adjusted direct premiums	58.1%	61.5%	61.7%	64.3%	63.9%	62.1%	62.8%	nm	nm	60.5%	62.9%	nm	nm

DAC amortization & insurance commissions	$69,126	$55,614	$51,474	$57,585	$67,454	$57,020	$63,632	$12,158	23.6%	$176,214	$188,106	$11,891	6.7%
% of adjusted direct premiums	15.8%	12.3%	10.8%	11.7%	13.3%	10.8%	11.8%	nm	nm	12.9%	12.0%	nm	nm

Insurance expenses, net (7)	$36,997	$30,881	$32,083	$36,431	$35,565	$34,937	$38,057	$5,974	18.6%	$99,961	$108,559	$8,598	8.6%
% of adjusted direct premiums	8.5%	6.8%	6.7%	7.4%	7.0%	6.6%	7.1%	nm	nm	7.3%	6.9%	nm	nm

Total Term Life income before income taxes	$82,892	$94,903	$105,316	$89,440	$88,236	$116,778	$107,589	$2,273	2.2%	$283,111	$312,602	$29,491	10.4%
Term Life operating margin (8)	19.0%	20.9%	22.2%	18.2%	17.4%	22.1%	20.0%	nm	nm	20.7%	19.9%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	$/# Change	% Change	YTD 2020	YTD 2021	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	130,522	130,095	134,157	136,306	134,907	132,030	132,041	(2,116)	-1.6%	130,522	134,907	4,385	3.4%
New life-licensed representatives	10,599	12,250	13,138	12,119	10,833	10,112	9,381	(3,757)	-28.6%	35,987	30,326	(5,661)	-15.7%
Non-renewal and terminated representatives	(11,026)	(8,188)	(10,989)	(13,518)	(13,710)	(10,101)	(11,399)	(410)	-3.7%	(30,203)	(35,210)	(5,007)	-16.6%
Life-insurance licensed sales force, end of period	130,095	134,157	136,306	134,907	132,030	132,041	130,023	(6,283)	-4.6%	136,306	130,023	(6,283)	-4.6%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$61.5	$77.7	$86.0	$78.4	$74.5	$82.6	$70.7	$(15.3)	-17.8%	$225.2	$227.8	$2.6	1.2%
Additions and increases in premium	15.0	17.8	17.9	18.1	18.0	20.3	19.5	1.6	9.1%	50.7	57.9	7.2	14.1%
Total estimated annualized issued term life premium	$76.5	$95.5	$103.9	$96.5	$92.5	$103.0	$90.2	$(13.7)	-13.1%	$276.0	$285.7	$9.8	3.5%

Issued term life policies	71,318	94,044	100,199	87,307	82,667	90,071	75,914	(24,285)	-24.2%	265,561	248,652	(16,909)	-6.4%
Estimated average annualized issued term life premium per policy (1)(2)	$863	$826	$858	$898	$901	$917	$931	$73	8.5%	$848	$916	$68	8.0%

Term life face amount in-force, beginning of period ($mills)	$808,262	$804,512	$821,998	$840,227	$858,818	$869,643	$886,519	$64,522	7.8%	$808,262	$858,818	$50,556	6.3%
Issued term life face amount (3)	23,221	27,754	30,104	28,357	26,643	29,981	26,219	(3,885)	-12.9%	81,079	82,843	1,764	2.2%
Terminated term life face amount	(18,294)	(14,315)	(13,733)	(14,506)	(17,240)	(14,706)	(16,241)	(2,508)	-18.3%	(46,343)	(48,187)	(1,845)	-4.0%
Foreign currency impact, net	(8,676)	4,046	1,859	4,740	1,422	1,602	(2,480)	(4,339)	nm	(2,772)	544	3,315	nm
Term life face amount in-force, end of period	$804,512	$821,998	$840,227	$858,818	$869,643	$886,519	$894,018	$53,791	6.4%	$840,227	$894,018	$53,791	6.4%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$80,891	$62,812	$65,600	$75,347	$98,112	$104,716	$95,229	$29,629	45.2%	$209,304	$298,057	$88,753	42.4%
Asset-based	81,395	78,146	86,695	93,669	101,241	108,490	113,558	26,863	31.0%	246,235	323,288	77,053	31.3%
Account-based	20,204	20,478	21,008	21,351	21,120	21,848	21,456	448	2.1%	61,690	64,424	2,734	4.4%
Other, net	2,542	2,745	3,034	2,949	2,949	2,958	3,094	60	2.0%	8,322	9,001	680	8.2%
Revenues	185,033	164,180	176,338	193,316	223,422	238,012	233,337	57,000	32.3%	525,551	694,772	169,221	32.2%

Benefits and expenses:
Amortization of DAC	4,305	100	1,667	982	3,275	1,786	2,580	913	54.7%	6,072	7,641	1,568	25.8%
Insurance commissions	3,201	3,106	3,377	3,500	3,572	3,747	3,747	370	10.9%	9,684	11,065	1,381	14.3%
Sales commissions:
Sales-based	56,561	44,834	46,821	52,931	68,594	73,629	67,745	20,924	44.7%	148,217	209,969	61,752	41.7%
Asset-based	36,323	35,673	39,349	43,227	46,866	50,488	53,233	13,884	35.3%	111,345	150,587	39,243	35.2%
Other operating expenses	36,942	33,608	33,751	35,963	37,752	37,207	36,664	2,913	8.6%	104,302	111,623	7,322	7.0%
Benefits and expenses	137,332	117,321	124,966	136,603	160,060	166,858	163,968	39,003	31.2%	379,619	490,886	111,266	29.3%
Income before income taxes	$47,700	$46,859	$51,372	$56,713	$63,363	$71,154	$69,369	$17,997	35.0%	$145,931	$203,886	$57,954	39.7%

Financial Analysis

Fees paid based on client asset values (1)	$5,990	$5,712	$6,284	$6,772	$6,964	$7,535	$7,891	$1,607	25.6%	$17,986	$22,390	$4,404	24.5%
Fees paid based on fee-generating positions (2)	10,248	9,094	8,747	9,547	10,451	10,021	9,128	380	4.3%	28,090	29,600	1,510	5.4%
Other operating expenses	20,704	18,803	18,719	19,644	20,337	19,652	19,645	926	4.9%	58,226	59,634	1,408	2.4%
Total other operating expenses	$36,942	$33,608	$33,751	$35,963	$37,752	$37,207	$36,664	$2,913	8.6%	$104,302	$111,623	$7,322	7.0%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.34%	1.33%	1.27%	1.31%	1.29%	1.28%	1.25%	nm	nm	1.31%	1.27%	nm	nm
Canada	1.06%	0.87%	0.93%	0.95%	1.05%	0.96%	0.92%	nm	nm	0.97%	0.98%	nm	nm
Total	1.30%	1.27%	1.23%	1.26%	1.25%	1.23%	1.20%	nm	nm	1.27%	1.23%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.038%	0.037%	0.038%	0.038%	0.039%	0.039%	0.039%	nm	nm	0.113%	0.117%	nm	nm
Canada	0.098%	0.133%	0.119%	0.124%	0.103%	0.112%	0.106%	nm	nm	0.349%	0.321%	nm	nm
Total	0.047%	0.052%	0.050%	0.052%	0.049%	0.050%	0.050%	nm	nm	0.150%	0.149%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.70	$4.19	$4.45	$4.23	$3.77	$4.08	$4.17	nm	nm	$12.35	$12.03	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	$/# Change	% Change	YTD 2020	YTD 2021	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$921.0	$758.4	$874.1	$945.5	$1,261.9	$1,336.1	$1,247.8	$373.7	42.8%	$2,553.5	$3,845.8	$1,292.3	50.6%
Canada Retail Mutual Funds	280.9	165.2	189.6	256.0	424.0	357.0	314.8	125.1	66.0%	635.8	1,095.8	460.0	72.4%
Indexed Annuities	72.2	48.4	47.2	50.6	55.5	62.8	51.9	4.7	10.0%	167.8	170.1	2.4	1.4%
Variable Annuities and other	600.6	440.5	421.7	529.3	627.1	767.6	668.7	246.9	58.5%	1,462.8	2,063.3	600.5	41.1%
Total sales-based revenue generating product sales	1,874.7	1,412.5	1,532.6	1,781.3	2,368.4	2,523.4	2,283.1	750.5	49.0%	4,819.8	7,175.0	2,355.2	48.9%
Managed Accounts	246.2	200.1	223.0	230.7	330.1	381.8	387.5	164.4	73.7%	669.3	1,099.3	430.0	64.2%
Segregated Funds and other	124.8	73.9	85.3	57.3	154.9	135.0	119.8	34.5	40.4%	284.0	409.8	125.8	44.3%
Total product sales	$2,245.7	$1,686.5	$1,841.0	$2,069.4	$2,853.5	$3,040.2	$2,790.4	$949.4	51.6%	$5,773.1	$8,684.1	$2,911.0	50.4%

Canada Retail Mutual Funds	$280.9	$165.2	$189.6	$256.0	$424.0	$357.0	$314.8	$125.1	66.0%	$635.8	$1,095.8	$460.0	72.4%
Segregated Funds and other	124.8	73.9	85.3	57.3	154.9	135.0	119.8	34.5	40.4%	284.0	409.8	125.8	44.3%
Total Canada product sales	405.7	239.2	274.9	313.3	579.0	492.0	434.6	159.6	58.1%	919.8	1,505.6	585.8	63.7%
Total U.S. product sales	1,840.0	1,447.3	1,566.1	1,756.1	2,274.5	2,548.2	2,355.8	789.8	50.4%	4,853.4	7,178.5	2,325.2	47.9%
Total product sales	$2,245.7	$1,686.5	$1,841.0	$2,069.4	$2,853.5	$3,040.2	$2,790.4	$949.4	51.6%	$5,773.1	$8,684.1	$2,911.0	50.4%

Client asset values, beginning of period ($mills)	$70,537	$59,036	$68,224	$72,606	$81,533	$85,888	$91,735	$23,511	34.5%	$70,537	$81,533	$10,996	15.6%
Inflows	2,246	1,686	1,841	2,069	2,853	3,040	2,790	949	51.6%	5,773	8,684	2,911	50.4%
Outflows (1)	(1,703)	(1,074)	(1,333)	(1,427)	(1,759)	(1,826)	(1,756)	(422)	-31.7%	(4,110)	(5,341)	(1,231)	-29.9%
Net flows	543	613	508	642	1,095	1,214	1,034	527	103.8%	1,663	3,343	1,680	nm
Foreign currency impact, net	(978)	404	205	539	172	200	(323)	(528)	nm	(369)	49	419	nm
Change in market value, net and other (2)	(11,065)	8,171	3,669	7,745	3,088	4,433	(681)	(4,350)	-118.6%	776	6,840	6,065	nm
Client asset values, end of period	$59,036	$68,224	$72,606	$81,533	$85,888	$91,735	$91,765	$19,159	26.4%	$72,606	$91,765	$19,159	26.4%
Annualized net flows as % of beginning of period asset values	3.1%	4.2%	3.0%	3.5%	5.4%	5.7%	4.5%	1.5%	nm	3.1%	5.5%	2.3%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$32,693	$31,586	$35,204	$37,562	$41,161	$44,398	$46,113	$10,908	31.0%	$33,161	$43,890	$10,729	32.4%
Canada Retail Mutual Funds	7,950	7,573	8,525	9,186	10,268	11,256	11,667	3,142	36.9%	8,016	11,064	3,048	38.0%
Managed Accounts	3,905	3,871	4,325	4,703	5,295	5,915	6,362	2,037	47.1%	4,034	5,857	1,824	45.2%
Indexed Annuities	2,389	2,427	2,446	2,469	2,495	2,541	2,585	139	5.7%	2,421	2,540	119	4.9%
Variable Annuities and other	17,292	16,890	18,551	19,634	21,291	22,554	23,193	4,642	25.0%	17,577	22,346	4,768	27.1%
Segregated Funds	2,366	2,291	2,461	2,536	2,622	2,713	2,732	271	11.0%	2,373	2,689	316	13.3%
Total	$66,595	$64,638	$71,512	$76,090	$83,131	$89,378	$92,652	$21,140	29.6%	$67,582	$88,387	$20,805	30.8%

Canada Retail Mutual Funds	$7,950	$7,573	$8,525	$9,186	$10,268	$11,256	$11,667	$3,142	36.9%	$8,016	$11,064	$3,048	38.0%
Segregated Funds	2,366	2,291	2,461	2,536	2,622	2,713	2,732	271	11.0%	2,373	2,689	316	13.3%
Total Canada average client assets	10,316	9,864	10,986	11,722	12,890	13,969	14,399	3,413	31.1%	10,389	13,753	3,364	32.4%
Total U.S. average client assets	56,279	54,775	60,526	64,368	70,241	75,409	78,252	17,727	29.3%	57,193	74,634	17,441	30.5%
Total average client assets	$66,595	$64,638	$71,512	$76,090	$83,131	$89,378	$92,652	$21,140	29.6%	$67,582	$88,387	$20,805	30.8%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,031	2,048	2,072	2,091	2,115	2,159	2,192	120	5.8%	2,050	2,155	105	5.1%
Recordkeeping only	658	671	685	697	714	741	762	77	11.2%	672	739	67	10.0%
Total	2,689	2,718	2,757	2,788	2,830	2,899	2,954	197	7.1%	2,721	2,894	173	6.3%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Senior Health - Financial Results, Financial Analysis Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Senior Health Income Before Income Taxes
Revenues:
Commissions and fees (1)							$21,558
Other, net (2)							1,378
Revenues							22,937

Benefits and expenses:
Contract acquisition costs (3)							23,524
Adjusted other operating expenses							7,485
Adjusted operating benefits and expenses							31,009

Adjusted operating income before income taxes							$(8,072)
Non-controlling interest before income taxes							(1,465)
Adjusted operating income before income taxes attributable to Primerica, Inc.							$(6,608)

Senior Health EBITDA
Adjusted operating income before income taxes including NCI							$(8,072)
Less: Amortization of intangibles							(2,900)
Less: Depreciation							(244)
Adjusted EBITDA (Including non-controlling interest) (4)							$(4,928)

Financial Analysis and Key Statistics
Senior Health submitted policies (5)							20,867
Senior Health approved policies (6)							18,276

Primerica representatives Senior Health certified							17,588
Senior Health submitted policies sourced by Primerica representatives							319

LTV per approved policy (7)							$1,180
CAC per approved policy (7)							$1,287
LTV / CAC multiple							0.9 x

(1)

Commission revenue recognized based on the estimated Lifetime value (LTV) to be collected over the estimated life of an approved policy for the relevant period based on multiple factors, including but not limited to contracted commission rates, carrier mix, expected policy turnover, historical chargeback activity and applied constraints.  Adjustments to revenue outside of LTV for approved policies from prior periods are recognized when our cash collections are different from the estimated constrained LTV’s which we refer to as tail revenue.

(2)	Primarily reflects marketing development revenues, which are non-commission revenues received from carriers to support marketing efforts and lead acquisition
(3)

Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.

(4)	Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization and certain adjustments for non-cash or non-recurring expenses including purchase accounting adjustments
(5)

Senior Health submitted policies - represents the number of completed applications that, with respect to each such application, the applicant has authorized us to submit to the health insurance carrier. The applicant may need to take additional actions, including providing subsequent information before the application is reviewed by the health insurance carrier.

(6)	Senior Health approved policies - represent an estimate of submitted policies approved by health insurance carriers during the indicated period. Not all approved policies will go in force
(7)	In whole dollars.

13 of 16

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	$ Change	% Change	YTD 2020	YTD 2021	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$6,074	$5,900	$6,333	$5,259	$5,713	$5,800	$5,788	$(545)	-8.6%	$18,307	$17,300	$(1,006)	-5.5%
Ceded premiums	(1,593)	(1,631)	(1,712)	(1,909)	(1,423)	(1,822)	(1,459)	253	14.8%	(4,935)	(4,704)	232	4.7%
Net premiums	4,480	4,270	4,621	3,350	4,290	3,978	4,328	(292)	-6.3%	13,371	12,596	(775)	-5.8%
Allocated net investment income	15,553	13,913	14,975	14,339	12,592	11,954	11,321	(3,654)	-24.4%	44,440	35,867	(8,574)	-19.3%
Commissions and fees:
Prepaid Legal Services	3,829	4,557	4,942	5,104	4,783	5,182	6,712	1,769	35.8%	13,328	16,676	3,348	25.1%
Auto and Homeowners Insurance	1,672	2,263	1,985	2,194	1,787	2,101	2,436	452	22.8%	5,920	6,324	405	6.8%
Mortgage loans	264	1,301	3,011	4,146	4,960	6,061	6,719	3,708	123.2%	4,576	17,740	13,164	nm
Other sales commissions	1,813	2,231	2,061	2,301	2,041	2,291	2,129	67	3.3%	6,106	6,461	355	5.8%
Other, net	954	865	922	977	836	1,040	1,101	179	19.4%	2,742	2,977	235	8.6%
Adjusted operating revenues	28,566	29,400	32,516	32,412	31,288	32,607	34,746	2,229	6.9%	90,483	98,641	8,158	9.0%

Benefits and expenses:
Benefits and claims	6,249	4,236	3,957	7,178	4,826	5,859	3,728	(229)	-5.8%	14,443	14,413	(30)	-0.2%
Amortization of DAC	166	346	295	251	246	264	347	53	17.8%	807	857	50	6.2%
Insurance commissions	357	343	371	286	299	306	320	(51)	-13.6%	1,072	925	(146)	-13.6%
Insurance expenses	1,544	1,447	1,309	1,347	1,391	1,327	1,367	58	4.5%	4,300	4,086	(214)	-5.0%
Sales commissions	3,723	4,985	5,779	6,430	6,434	7,185	8,290	2,510	43.4%	14,487	21,908	7,421	51.2%
Interest expense	7,192	7,200	7,221	7,225	7,145	7,141	7,529	307	4.3%	21,614	21,814	201	0.9%
Adjusted other operating expenses	28,972	22,544	25,597	27,818	35,211	27,413	26,695	1,098	4.3%	77,112	89,319	12,207	15.8%
Adjusted benefits and expenses	48,203	41,102	44,529	50,535	55,551	49,495	48,277	3,748	8.4%	133,834	153,323	19,489	14.6%
Adjusted operating income before income taxes	$(19,637)	$(11,702)	$(12,013)	$(18,124)	$(24,263)	$(16,888)	$(13,531)	$(1,518)	-12.6%	$(43,351)	$(54,682)	$(11,331)	-26.1%

14 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended September 30, 2021
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$365,615	$365,615	$-	12.1%	12.5%

Fixed Income:
Treasury	21,848	21,344	504	0.7%	0.7%	1.78%	AAA
Government	245,569	235,679	9,891	8.1%	8.1%	2.94%	AA-
Tax-Exempt Municipal	44,544	42,267	2,277	1.5%	1.4%	2.74%	AA
Public Corporate	1,514,525	1,438,766	75,758	50.1%	49.3%	3.42%	BBB+
Mortgage Backed	333,703	327,487	6,215	11.0%	11.2%	2.50%	AAA
Asset Backed	107,390	106,258	1,133	3.6%	3.6%	2.63%	A+
CMBS	151,047	146,278	4,769	5.0%	5.0%	2.99%	AA-
Private Placements	197,283	190,573	6,710	6.5%	6.5%	4.17%	BBB
Redeemable Preferred	5,848	5,447	400	0.2%	0.2%	5.47%	BBB
Total Fixed Income	2,621,755	2,514,098	107,657	86.7%	86.2%	3.23%	A

Equities and Other:
Perpetual Preferred	13,411	13,411	-	0.4%	0.5%
Common Stock	17,860	17,860	0	0.6%	0.6%
Mutual Fund	5,960	5,960	-	0.2%	0.2%
Derivatives	9	9	-	0.0%	0.0%
Other	-	-	-	0.0%	0.0%
Total Equities	37,240	37,240	0	1.2%	1.3%

Total Invested Assets	$3,024,610	$2,916,953	$107,657	100.0%	100.0%

Public Corporate Portfolio by Sector

Consumer Non Cyclical	$182,750	$174,408	$8,342	12.1%	12.1%
Insurance	176,358	168,072	8,286	11.6%	11.7%
Energy	161,004	150,923	10,081	10.6%	10.5%
Reits	141,964	134,305	7,659	9.4%	9.3%
Consumer Cyclical	119,463	114,141	5,322	7.9%	7.9%
Technology	117,890	111,430	6,460	7.8%	7.7%
Banking	114,950	109,592	5,358	7.6%	7.6%
Capital Goods	87,873	84,915	2,958	5.8%	5.9%
Electric	85,042	80,900	4,142	5.6%	5.6%
Basic Industry	77,498	73,429	4,068	5.1%	5.1%
Transportation	64,473	61,746	2,727	4.3%	4.3%
Communications	57,291	53,135	4,156	3.8%	3.7%
Brokerage	55,449	51,800	3,649	3.7%	3.6%
Finance Companies	42,229	40,666	1,563	2.8%	2.8%
Financial Other	10,732	10,350	382	0.7%	0.7%
Industrial Other	7,962	7,634	328	0.5%	0.5%
Utility Other	5,538	5,386	152	0.4%	0.4%
Natural Gas	3,804	3,609	195	0.3%	0.3%
Owned No Guarantee	2,256	2,325	(69)	0.1%	0.2%
Total Corporate portfolio	$1,514,525	$1,438,766	$75,758	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$256,754	$252,062	$4,692	9.8%	10.0%	3.18%
1-2 Yrs.	257,291	248,255	9,036	9.8%	9.9%	3.55%
2-5 Yrs.	914,879	867,471	47,408	34.9%	34.5%	3.36%
5-10 Yrs.	907,086	873,601	33,485	34.6%	34.7%	3.01%
> 10 Yrs.	285,745	272,708	13,037	10.9%	10.8%	3.34%
Total Fixed Income	$2,621,755	$2,514,098	$107,657	100.0%	100.0%	3.23%

Duration

Fixed Income portfolio duration	4.8	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 16

Investment Portfolio - Quality Ratings As of September 30, 2021	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$453,451	18.0%
AA	277,258	11.0%
A	593,750	23.6%
BBB	1,078,570	42.9%
Below Investment Grade	102,746	4.1%
NA	8,322	0.3%
Total Fixed Income	$2,514,098	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$11,852	0.8%	AAA	$-	—
AA	71,037	4.9%	AA	5,479	2.9%
A	362,515	25.2%	A	24,906	13.1%
BBB	907,734	63.1%	BBB	147,312	77.3%
Below Investment Grade	84,678	5.9%	Below Investment Grade	12,876	6.8%
NA	950	0.1%	NA	-	—
Total Corporate	$1,438,766	100.0%	Total Private	$190,573	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$76,330	52.2%	AAA	$301,290	92.0%
AA	2,933	2.0%	AA	25,843	7.9%
A	66,947	45.8%	A	234	0.1%
BBB	-	—	BBB	-	—
Below Investment Grade	68	0.0%	Below Investment Grade	87	0.0%
NA	-	—	NA	33	0.0%
Total CMBS	$146,278	100.0%	Total Mortgage-Backed	$327,487	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$16,753	15.8%	AAA	$45,520	17.7%
AA	6,280	5.9%	AA	133,657	52.0%
A	71,850	67.6%	A	62,189	24.2%
BBB	1,895	1.8%	BBB	12,758	5.0%
Below Investment Grade	2,139	2.0%	Below Investment Grade	2,898	1.1%
NA	7,340	6.9%	NA	0	0.0%
Total Asset-Backed	$106,258	100.0%	Total Treasury & Government	$257,022	100.0%

NAIC Designations

1	$1,149,949	48.2%
2	1,009,401	46.8%
3	98,718	4.2%
4	7,591	0.8%
5	685	—
6	4,244	0.0%
U.S. Insurer Fixed Income (2)	2,270,589	100.0%
Other (3)	280,749
Cash and cash equivalents	365,615
Total Invested Assets	$2,916,953

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

								YOY Q3
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,784	$20,213	$20,882	$20,925	$20,020	$20,155	$19,860	$(1,022)	-4.9%
Fixed-maturity securities (held-to-maturity)	13,472	14,074	14,704	15,223	15,146	15,495	15,741	1,037	7.1%
Equity Securities	451	461	433	406	391	411	413	(20)	-4.6%
Deposit asset underlying 10% reinsurance treaty	1,830	1,394	1,694	1,330	1,368	1,238	987	(707)	-41.7%
Deposit asset - Mark to Market	(6,379)	2,259	1,165	960	(793)	(170)	(640)	(1,805)	-154.9%
Policy loans and other invested assets	189	541	242	272	231	98	289	47	19.4%
Cash & cash equivalents	843	143	114	103	119	156	96	(18)	-15.8%
Total investment income	31,190	39,085	39,234	39,219	36,483	37,383	36,746	(2,488)	-6.3%
Investment expenses	2,298	2,300	1,577	1,265	1,284	1,353	1,004	(573)	-36.3%
Interest Expense on Surplus Note	13,472	14,074	14,704	15,223	15,146	15,495	15,741	1,037	7.1%
Net investment income	$15,420	$22,710	$22,953	$22,731	$20,052	$20,535	$20,001	$(2,952)	-12.9%
Fixed income book yield, end of period	3.55%	3.54%	3.45%	3.44%	3.30%	3.31%
New money yield	3.25%	3.14%	2.44%	2.67%	1.72%	2.68%

								YOY Q3
	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	22.9%	21.5%	19.6%	18.7%	16.6%	16.5%	18.0%	-1.6%
AA	12.1%	11.6%	12.8%	12.7%	12.2%	11.6%	11.0%	-1.7%
A	22.9%	22.3%	21.8%	22.3%	23.0%	22.1%	23.6%	1.8%
BBB	38.9%	40.4%	42.0%	42.3%	44.0%	45.5%	42.9%	0.9%
Below Investment Grade	3.1%	4.0%	3.8%	3.9%	4.1%	4.2%	4.1%	0.3%
NA	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.3%	0.2%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A	A	A	A	A-	A-	A

		As of September 30, 2021				As of September 30, 2021			As of September 30, 2021
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$15,769	$15,306	AAA	Canada	$84,505	$78,714	AAA	$733	$733
2	TC Energy Corp	12,925	12,597	BBB+	Australia	32,044	30,483	AA	8,881	8,642
3	ConocoPhillips	12,449	11,057	A-	United Kingdom	27,120	25,942	A	8,641	8,374
4	Enbridge Inc	12,009	11,650	BBB+	Cayman Islands	13,340	13,219	BBB	11,749	11,317
5	Province of Alberta Canada	11,766	11,377	A	France	12,518	12,136	Below Investment Grade	2,941	2,898
6	Province of Quebec Canada	11,251	10,330	AA-	Japan	10,770	10,281	NA	—	—
7	Western & Southern Mutual Holdings	10,417	9,641	AA-	Mexico	10,453	10,152	Total	$32,944	$31,964
8	Province of Ontario Canada	10,389	10,024	A+	Ireland	10,165	10,497
9	Capital One Financial Corp	10,280	9,874	BBB	Bermuda	9,387	8,900
10	Fairfax Financial Holdings Ltd	10,122	9,880	BBB-	Germany	8,926	8,796	Non-Government Investments (1)
11	Wells Fargo & Co	9,459	9,143	A-	Netherlands	7,086	5,949
12	Entergy Corp	9,285	9,069	BBB+	Brazil	4,551	4,488	AAA	$2,999	$2,999
13	AbbVie Inc	8,825	8,683	BBB+	Israel	3,960	3,552	AA	6,270	6,223
14	Blackstone Inc	8,420	8,274	A+	Luxembourg	3,655	3,500	A	58,106	55,484
15	Province of British Columbia Canada	8,223	7,987	AAA	Supra-National	3,286	3,213	BBB	160,715	151,510
16	UDR Inc	8,178	8,049	BBB+	Emerging Markets (2)	14,713	14,394	Below Investment Grade	14,562	14,406
17	Discovery Inc	8,086	6,973	BBB-	All Other	19,118	18,370	NA	—	—
18	CI Financial Corp	8,038	7,804	BBB	Total	$275,598	$262,586	Total	$242,653	$230,621
19	Tokyo Century Corp	8,027	7,975	BBB
20	CVS Health Corp	7,994	7,930	BBB
21	Simon Property Group Inc	7,942	7,362	A
22	Truist Financial Corp	7,933	7,498	A-
23	Brookfield Asset Management Inc	7,891	7,238	A-
24	Apple Inc	7,871	7,748	AA+
25	City of Toronto Canada	7,785	7,423	AA
	Total	$241,335	$230,894

	% of total fixed income portfolio	8.0%	7.9%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2016	2017	2018	2019	2020	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021

Recruits	262,732	303,867	290,886	282,207	400,345	84,762	133,123	101,861	80,599	94,633	89,285	91,884

Life-insurance licensed sales force, beginning of period	106,710	116,827	126,121	130,736	130,522	130,522	130,095	134,157	136,306	134,907	132,030	132,041
New life-licensed representatives	44,724	48,535	48,041	44,739	48,106	10,599	12,250	13,138	12,119	10,833	10,112	9,381
Non-renewal and terminated representatives	(34,607)	(39,241)	(43,426)	(44,953)	(43,721)	(11,026)	(8,188)	(10,989)	(13,518)	(13,710)	(10,101)	(11,399)
Life-insurance licensed sales force, end of period	116,827	126,121	130,736	130,522	134,907	130,095	134,157	136,306	134,907	132,030	132,041	130,023

Issued term life policies	298,244	312,799	301,589	287,809	352,868	71,318	94,044	100,199	87,307	82,667	90,071	75,914

Issued term life face amount	$89,869	$95,635	$95,209	$93,994	$109,436	$23,221	$27,754	$30,104	$28,357	$26,643	$29,981	$26,219

Term life face amount in force, beginning of period	$693,194	$728,385	$763,831	$781,041	$808,262	$808,262	$804,512	$821,998	$840,227	$858,818	$869,643	$886,519
Issued term life face amount	89,869	95,635	95,209	93,994	109,436	23,221	27,754	30,104	28,357	26,643	29,981	26,219
Terminated term life face amount	(57,238)	(65,958)	(70,291)	(71,519)	(60,848)	(18,294)	(14,315)	(13,733)	(14,506)	(17,240)	(14,706)	(16,241)
Foreign currency impact, net	2,560	5,769	(7,708)	4,746	1,968	(8,676)	4,046	1,859	4,740	1,422	1,602	(2,480)
Term life face amount in force, end of period	$728,385	$763,831	$781,041	$808,262	$858,818	$804,512	$821,998	$840,227	$858,818	$869,643	$886,519	$894,018

Estimated annualized issued term life premium
Premium from new policies	$237.9	$255.4	$250.8	$244.8	$303.6	$61.5	$77.7	$86.0	$78.4	$74.5	$82.6	$70.7
Additions and increases in premium	46.4	49.5	55.2	60.2	68.9	15.0	17.8	17.9	18.1	18.0	20.3	19.5
Total estimated annualized issued term life premium	$284.3	$304.9	$306.0	$305.0	$372.5	$76.5	$95.5	$103.9	$96.5	$92.5	$103.0	$90.2

Investment & Savings product sales	$5,594.3	$6,192.2	$7,040.1	$7,533.2	$7,842.5	$2,245.7	$1,686.5	$1,841.0	$2,069.4	$2,853.5	$3,040.2	$2,790.4

Investment & Savings average client asset values	$49,427	$56,791	$61,842	$65,029	$69,709	$66,595	$64,638	$71,512	$76,090	$83,131	$89,378	$92,652

Closed U.S. Mortgage Volume (brokered)	$—	$—	$—	$31.1	$442.5	$12.9	$65.8	$160.0	$203.8	$262.3	$298.6	$337.6

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